Exhibit 31.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, John J. Stelben, certify that:
1.	I have reviewed this annual report on Form 10-K/A of Coventry Health Care, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ John J. Stelben
John J. Stelben
Interim Chief Financial Officer and Treasurer Date: March 12, 2010